                                 EXHIBIT 10.19

                         FIFTH AMENDMENT TO AGREEMENT

This Agreement made as of the 31st day of January, 1999, by and among First National Bank of Omaha ("BANK"), a national banking association with principal offices in Omaha, Nebraska, and Austins Steaks & Saloon, Inc. ("BORROWER"), a Delaware corporation.

     Whereas, BANK and BORROWER executed a written Agreement dated as of August 31, 1996, which was subsequently amended by written Amendments to Agreement dated February 7, 1997, March 21, 1997, October 7, 1997, and January 31, 1998 (the Agreement, together with all amendments thereto is collectively called the "AGREEMENT").

     Now, Therefore, in consideration of the AGREEMENT, and their mutual promises made herein, BANK and BORROWER agree as follows:

     1. Unless otherwise defined in this Amendment, terms which defined in the AGREEMENT shall have the same meanings herein.

     2. Paragraph 1. of the AGREEMENT is hereby amended to read, effective immediately:

          1. ACKNOWLEDGMENT OF DEBT. The principal balance of the OBLIGATION is $141,006.35 as of January 31, 1999. In addition, the OBLIGATION consists of accrued interest, costs and attorney fees incurred by BANK.

     3. BORROWER certifies by its execution hereof that the representations and warranties set forth in the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of this date.

     4. Except as amended hereby the parties ratify and confirm as binding upon them all of the terms of the AGREEMENT.

In witness whereof the parties set their hands as of the date first written above.

First National Bank of Omaha       Austins Steaks & Saloon, Inc., a/k/a Austins
                                Steaks and Saloon, Inc.

By /s/ Mark M. Miller           By /s/ [illegible]
   --------------------------      ---------------------------------
Its  VP                         Its   CFO
   --------------------------      ---------------------------------


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

                          ACKNOWLEDGMENT BY GUARANTORS

     The undersigned corporations each guarantee the indebtedness of Austins Steaks & Saloon, Inc. to First National Bank of Omaha by written guaranty agreements. By their execution hereof, each of the undersigned hereby acknowledges, consents, and agrees to the above and foregoing Third Amendment to Agreement, and each ratifies and confirms their existing guaranty of BORROWER's OBLIGATION.

Austins of Albuquerque, Inc.         Austins of Scottsdale, Inc.

By  /s/ [illegible]                      By  /s/ [illegible]
   ---------------------------              ---------------------------
Its   CFO                                Its   CFO
   ---------------------------              ---------------------------

Austins Old Market, Inc.

By  /s/ [illegible]
   ---------------------------
Its   CFO
   ---------------------------

Austins of New Mexico, Inc.          Austins 72nd, Inc.

By  /s/ [illegible]                      By  /s/ [illegible]
   ---------------------------              ---------------------------
Its   CFO                                Its   CFO
   ---------------------------              ---------------------------

                                     Austins Omaha, Inc.

                                         By  /s/ [illegible]
                                             ---------------------------
                                         Its     CFO
                                             ---------------------------

By:  /s/ Paul C. Schorr
   ----------------------------------------------
   Paul C. Schorr III, Individually as Guarantor



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